Exhibit 10.3

Street Address:

After recording return to:

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF RENTS,

SECURITY AGREEMENT AND FIXTURE FILING

MASSACHUSETTS

(Revised 3-1-2014)

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF RENTS,

SECURITY AGREEMENT AND FIXTURE FILING

MASSACHUSETTS

(Revised 3-1-2014)

THIS MULTIFAMILY MORTGAGE, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (“Instrument”) is made to be effective as of the       day of           ,       , between                                              , a                                organized and existing under the laws of                                   , whose address is                                                                                                                                             , as mortgagor (“Borrower”),                                                                                                               , and                                                                  , a                                                                             organized and existing under the laws of                                     , whose address is                                                                                                                                                                                                                                                                                                         , as mortgagee (“Lender”). Borrower’s organizational identification number, if applicable, is                                                .

RECITAL

Borrower is indebted to Lender in the principal amount of $                                        , as evidenced by Borrower’s Multifamily Note payable to Lender dated as of the date of this Instrument, and maturing on                               ,            (“Maturity Date”).

AGREEMENT

TO SECURE TO LENDER the repayment of the Indebtedness, and all renewals, extensions and modifications of the Indebtedness, and the performance of the covenants and agreements of Borrower contained in the Loan Agreement or any other Loan Document, Borrower mortgages, warrants, grants with MORTGAGE COVENANTS, conveys and assigns to Lender, upon the STATUTORY CONDITION, with the STATUTORY POWER OF SALE, the Mortgaged Property, including the Land located in                                                                       County, Commonwealth of Massachusetts and described in Exhibit A attached to this Instrument.

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is unencumbered, except as shown on the schedule of exceptions to coverage in the title policy issued to and accepted by Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender’s interest in the Mortgaged Property (“Schedule of Title Exceptions”). Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in the Schedule of Title Exceptions.

[INSERT CURRENT FORM OF UNIFORM COVENANTS]

21-30.             Reserved.

31.                               Acceleration; Remedies.

(a)                                 At any time during the existence of an Event of Default, Lender, at Lender’s option, may declare the Indebtedness to be immediately due and payable without further demand, and will have the STATUTORY POWER OF SALE and any other remedies permitted by applicable law or provided in this Instrument, the Loan Agreement or in any other Loan Document. Borrower acknowledges that the power of sale granted in this Instrument may be exercised by Lender without prior judicial hearing. Lender will be entitled to collect all costs and expenses incurred in pursuing such remedies, including attorneys’ fees, costs of documentary evidence, abstracts and title reports.

(b)                                 If Lender invokes the STATUTORY POWER OF SALE, Lender will mail a copy of a notice of sale to Borrower in the manner provided by applicable law. Lender will publish the notice of sale and the Mortgaged Property will be sold in the manner prescribed by the laws of Massachusetts. Lender may, at Lender’s option, sell the Mortgaged Property in one or more parcels and in such order as Lender may determine. Lender or Lender’s designee may purchase the Mortgaged Property at any sale. The proceeds of the sale will be applied in the following order:  (a) to all costs and expenses of the sale, including attorneys’ fees and costs of title evidence; (b) to the Indebtedness in such order as Lender, in Lender’s discretion, directs; and (c) the excess, if any, to the person or persons legally entitled to it.

(c)                                  This Instrument is with MORTGAGE COVENANTS upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements of Borrower contained in this Instrument will be kept and fully performed, and upon any breach of such covenants and agreements or if an Event of Default will exist under this Instrument, Lender will have, as to the Mortgaged Property, the STATUTORY POWER OF SALE, and as to the UCC Collateral, all remedies of a secured party under the Uniform Commercial Code.

32.                               Release. Upon payment of the Indebtedness, Lender will discharge this Instrument. Borrower will pay Lender’s reasonable costs incurred in discharging this Instrument.

33.                               WAIVER OF TRIAL BY JURY.

(a)                                 BORROWER AND LENDER EACH COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY.

(b)                                 BORROWER AND LENDER EACH WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

34.                               Miscellaneous. This Instrument is to be recorded or filed with the registry of deeds or the registry district of the Land Court for the county in which the Land is located and is intended to constitute all of the following:

(a)                                 A mortgage deed under Massachusetts General Laws c. 183, §18.

(b)                                 A fixture filing pursuant to Section 9-502 of the Uniform Commercial Code.

(c)                                  A security agreement and financing statement under the Uniform Commercial Code.

(d)                                 A notice of assignment of rents or profits under Massachusetts General Laws c. 183, §4.

Borrower covenants, warrants and represents that all of the proceeds of the Indebtedness secured hereby will be used for business or commercial purposes, none of the proceeds of the Indebtedness secured hereby will be used for personal, family or household purposes, and that no individual liable for the Indebtedness resides or intends to reside in any portion of the Mortgaged Property.

35.                               Attached Riders. The following Riders are attached to this Instrument:

[LIST EACH RIDER ATTACHED OR STATE “NONE.”]

[NOTE: LOCAL CUSTOM OR RULES MAY REQUIRE BORROWER TO SIGN EACH RIDER.]

36.                               Attached Exhibits. The following Exhibits, if marked with an “X” in the space provided, are attached to this Instrument:

☒                                  Exhibit A                                             Description of the Land (required)

☐                                    Exhibit B                                             Modifications to Instrument

☐                                    Exhibit C                                             Ground Lease Description (if applicable)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, Borrower has signed and delivered this Instrument, or has caused this Instrument to be signed and delivered by its duly authorized representative, as a sealed instrument.

[INSERT SIGNATURES AND ACKNOWLEDGMENTS]

[INSERT RIDER(S) IF APPLICABLE]

[NOTE: LOCAL CUSTOM OR RULES MAY REQUIRE BORROWER TO SIGN EACH RIDER.]

EXHIBIT A

DESCRIPTION OF THE LAND

A-1

EXHIBIT B

MODIFICATIONS TO INSTRUMENT

The following modifications are made to the text of the Instrument that precedes this Exhibit:

B-1